Exhibit 24

POWER OF ATTORNEY

    We, the undersigned, hereby severally constitute and appoint Joseph M. Zubretsky, J. Kendall Huber, and Jeffrey M. Farber, each of them singly, our true and lawful attorneys, with full power in each of them, to sign for and in each of our names and in any and all capacities, the Form 10-K of The Hanover Insurance Group, Inc. (the "Company") and any other filings made on behalf of said Company pursuant to the requirements of the Securities Exchange Act of 1934, and to file the same with all exhibits and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done, hereby ratifying and confirming all that said attorneys or any of them may lawfully do or cause to be done by virtue hereof.  Witness our hands and common seal on the date set forth below.

Signature	Title	Date

/s/ Joseph M. Zubretsky		February 17, 2017
Joseph M. Zubretsky	President, Chief Executive Officer and Director

/s/ Jeffrey M. Farber		February 17, 2017
Jeffrey M. Farber	Executive Vice President and Chief Financial Officer

/s/ Warren E. Barnes		February 17, 2017
Warren E. Barnes	Vice President, Corporate Controller and Principal Accounting Officer

/s/ Michael P. Angelini		February 17, 2017
Michael P. Angelini	Chairman of the Board

/s/ Richard H. Booth		February 17, 2017
Richard H. Booth	Director

/s/ Jane D. Carlin		February 17, 2017
Jane D. Carlin	Director

/s/ P. Kevin Condron		February 17, 2017
P. Kevin Condron	Director

/s/Cynthia L. Egan		February 17, 2017
Cynthia L. Egan	Director

/s/ Karen C. Francis		February 17, 2017
Karen C. Francis	Director

/s/ Daniel T. Henry		February 17, 2017
Daniel T. Henry	Director

/s/ Wendell J. Knox		February 17, 2017
Wendell J. Knox	Director

/s/ Joseph R. Ramrath		February 17, 2017
Joseph R. Ramrath	Director

/s/ Harriett Tee Taggart		February 17, 2017
Harriett Tee Taggart	Director